UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                             001-31256                         52-2103926
       (State or other jurisdiction                                                 ( I.R.S. employer
            of incorporation)                 (Commission file number)             identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                                        60010
 (Address of principal executive offices)                                               (Zip Code)


       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press release of Clark, Inc. dated July 29, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2004, Clark, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CLARK, INC.


                                               By:/s/ Jeffrey W. Lemajeur
                                                  --------------------------
                                                  Jeffrey W. Lemajeur
Date:  July 29, 2004                              Chief Financial Officer

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                                INDEX TO EXHIBITS
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   Exhibit
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     99.1       Press release dated July 29, 2004.

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